SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported):

                      April 21, 2004 (April 21, 2004)
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                               RUBY MINING COMPANY
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             (Exact Name of Registrant as Specified in its Charter)


           Colorado                       0-7501                 81-0214117
------------------------------    -----------------------    -------------------
 (State or other jurisdiction      (Commission File No.)      (I.R.S. Employer
       of incorporation)                                     Identification No.)


  One Securities Centre, 3490 Piedmont Road, Suite 304, Atlanta, Georgia 30305
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                    (Address of principal executive offices)



                                  404-231-8500
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              (Registrant's telephone number, including area code)



             3399 Peachtree Road N.E., Suite 810, Atlanta, GA 30326
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          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.


See attached News Release.





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                            RUBY MINING COMPANY
                                            (Registrant)


Dated: April 21, 2004                         By    /s/ G. Howard Collingwood
                                                   -----------------------------
                                                   G. Howard Collingwood
                                                   Chairman and CEO







                                       2


WEDNESDAY, APRIL 21, 2004

ATLANTA, APRIL 21, 2004 / MacReport.net /-- RUBY MINING COMPANY (OTC Bulletin
Board: RUBM) ("Ruby"), which conducts its operations through its wholly-owned subsidiary, Admiralty Corporation ("Admiralty"), announced that it has named G. Howard Collingwood as Chairman of the Board and Chief Executive Officer. He replaces Herbert C. Leeming in those positions. Mr. Collingwood joined Admiralty in November of 2003 as President and Chief Operations Officer. He has been affiliated with Admiralty as an investor and a Director for the past several years. Before joining Admiralty he was Vice President of Corporate Operations for CTB International, a company owned by Warren Buffett.

The New World Legacy arrived in Jamaica last week to begin its work in the waters of the Pedro Bank. Admiralty's field unit, incorporating the proprietary ATLISTM detection technology designed to locate, quantify and distinguish among various metals, including gold and silver, in a marine environment, which was scheduled to be completed this month, is now expected to be completed in September due to delivery delays associated with certain components. However, this delay is not expected to materially impede operations on the Pedro Bank project because the initial work preparatory to the deployment of the ATLIS(TM) unit involves magnetometry and sub bottom profiling. The data from this profiling will then be married with archival research to select shipwreck targets. The next step will be "ground truthing" (the process of verifying what an image really represents) via divers to more precisely pinpoint targets, after which the ATLISTM field unit will be deployed to detect the presence of gold and silver.

Last Monday, a demand letter was sent to the attorney representing Ocean Resources in the International Recovery Group matter demanding that the $1,000,000 License Fee due Ruby be paid within 10 days in certified funds. However, even if this money is received, additional monies and obligations will remain owed, including the furnishing of a search and recovery vessel by Ocean Resources or its affiliate and the payment of 50% of all search costs and expenses. No response to the demand letter and no monies have been received by Ruby as of this date.

Additional information about the company can be found at www.admiraltycorporation.com;

Forward-Looking Statements Caution:

This release contains "forward looking statements." Such statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward looking statements are based on expectations, estimates and projections that involve a number of risks and uncertainties (some of which are described in the Company's Annual Report for 2002 on Form 10-KSB filed with the SEC) which could cause actual results or events to differ materially from those anticipated. Ruby does not undertake to update any of its forward-looking statements that may be made from time to time.

SOURCE: Ruby Mining Company

CONTACT: G. Howard Collingwood, COB & CEO
                (404) 231-8500 URL: http://www.admiraltycorporation.com
            http://www.macreport.net